Exhibit 99.2

Capital One Financial Corporation

Financial Supplement

Second Quarter 2014(1)(2)(3)

(1)	The information contained in this Financial Supplement is preliminary and based on data available at the time of the earnings presentation, and investors should refer to our Quarterly Report on Form 10-Q for the period ended June 30, 2014 once it is filed with the Securities and Exchange Commission.
(2)	References to ING Direct refers to business and assets acquired and liabilities assumed in the February 17, 2012 acquisition. References to the 2012 U.S. card acquisition refer to the May 1, 2012 transaction in which we acquired substantially all of HSBC’s credit card and private-label credit card business in the United States.
(3)	We adopted ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects” as of January 1, 2014. Prior period results and related metrics have been recast to conform to this presentation.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 1: Financial Summary—Consolidated(1)

						2014 Q2 vs.
	2014	2014	2013	2013	2013	2014	2013
(Dollars in millions, except per share data and as noted) (unaudited)	Q2	Q1	Q4	Q3	Q2	Q1	Q2
Earnings
Net interest income	$4,315	$4,350	$4,423	$4,560	$4,553	(1)%	(5)%
Non-interest income(2)	1,153	1,020	1,121	1,091	1,085	13	6

Total net revenue(3)	5,468	5,370	5,544	5,651	5,638	2	(3)

Provision for credit losses	704	735	957	849	762	(4)	(8)
Non-interest expense:
Marketing	335	325	427	299	330	3	2
Amortization of intangibles	136	143	166	161	167	(5)	(19)
Acquisition-related(4)	18	23	60	37	50	(22)	(64)
Operating expenses	2,490	2,441	2,582	2,612	2,471	2	1

Total non-interest expense	2,979	2,932	3,235	3,109	3,018	2	(1)

Income from continuing operations before income taxes	1,785	1,703	1,352	1,693	1,858	5	(4)
Income tax provision	581	579	477	575	631	—	(8)

Income from continuing operations, net of tax	1,204	1,124	875	1,118	1,227	7	(2)
Income (loss) from discontinued operations, net of tax(2)	(10)	30	(23)	(13)	(119)	**	92

Net income	1,194	1,154	852	1,105	1,108	3	8
Dividends and undistributed earnings allocated to participating securities(5)	(4)	(5)	(4)	(5)	(4)	(20)	—
Preferred stock dividends(5)	(13)	(13)	(13)	(13)	(13)	—	—

Net income available to common stockholders	$1,177	$1,136	$835	$1,087	$1,091	4	8

Common Share Statistics
Basic earnings per common share:(5)
Net income from continuing operations	$2.09	$1.94	$1.50	$1.89	$2.08	8	—
Income (loss) from discontinued operations	(0.02)	0.05	(0.04)	(0.02)	(0.20)	**	(90)

Net income per basic common share	$2.07	$1.99	$1.46	$1.87	$1.88	4	10

Diluted earnings per common share:(5)
Net income from continuing operations	$2.06	$1.91	$1.46	$1.86	$2.05	8	—
Income (loss) from discontinued operations	(0.02)	0.05	(0.03)	(0.02)	(0.20)	**	(90)

Net income per diluted common share	$2.04	$1.96	$1.43	$1.84	$1.85	4	10

Weighted average common shares outstanding (in millions) for:
Basic common shares	567.5	571.0	573.4	582.3	581.5	(1)	(2)
Diluted common shares	577.6	580.3	582.6	591.1	588.8	—	(2)
Common shares outstanding (period end, in millions)	561.8	572.9	572.7	582.0	584.9	(2)	(4)
Dividends per common share	$0.30	$0.30	$0.30	$0.30	$0.30	—	—
Tangible book value per common share (period end)(6)	47.90	45.88	43.64	43.01	41.41	4	16
Balance Sheet (Period End)
Loans held for investment(7)	$198,528	$192,941	$197,199	$191,814	$191,512	3	4
Interest-earning assets	266,720	259,422	265,170	259,152	265,693	3	—
Total assets	298,317	290,500	296,933	289,866	296,524	3	1
Interest-bearing deposits	180,970	184,214	181,880	184,553	187,768	(2)	(4)
Total deposits	205,890	208,324	204,523	206,834	209,865	(1)	(2)
Borrowings	39,114	30,118	40,654	31,845	36,231	30	8
Common equity	42,477	41,948	40,779	40,792	40,094	1	6
Total stockholders’ equity	43,815	42,801	41,632	41,645	40,947	2	7
Balance Sheet (Quarterly Average Balances)
Loans held for investment(7)	$194,996	$193,722	$192,813	$191,135	$190,562	1	2
Interest-earning assets	263,570	262,659	262,957	264,796	266,544	—	(1)
Total assets	294,744	294,275	294,040	294,919	297,748	—	(1)
Interest-bearing deposits	182,053	184,183	184,206	186,752	189,311	(1)	(4)
Total deposits	206,315	205,842	205,706	208,340	210,650	—	(2)
Borrowings	35,658	35,978	36,463	36,355	36,915	(1)	(3)
Common equity	42,797	42,006	41,502	40,332	40,637	2	5
Total stockholders’ equity	43,767	42,859	42,355	41,185	41,490	2	5

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 2: Selected Metrics—Consolidated(1)

						2014 Q2 vs.
	2014	2014	2013	2013	2013	2014		2013
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2	Q1		Q2
Performance Metrics
Net interest income growth (quarter over quarter)	(1)%	(2)%	(3)%	0%	0%	**		**
Non-interest income growth (quarter over quarter)	13	(9)	3	1	11	**		**
Total net revenue growth (quarter over quarter)	2	(3)	(2)	0	2	**		**
Total net revenue margin(8)	8.30	8.18	8.43	8.54	8.46	12	bps	(16	)bps
Net interest margin(9)	6.55	6.62	6.73	6.89	6.83	(7)		(28)
Return on average assets	1.63	1.53	1.19	1.52	1.65	10		(2)
Return on average tangible assets(10)	1.73	1.61	1.26	1.60	1.74	12		(1)
Return on average common equity(11)	11.09	10.53	8.27	10.91	11.91	56		(82)
Return on average tangible common equity(12)	17.47	16.83	13.38	17.96	19.62	64		(215)
Non-interest expense as a % of average loans held for investment	6.11	6.05	6.71	6.51	6.33	6		(22)
Efficiency ratio(13)	54.48	54.60	58.35	55.02	53.53	(12)		95
Effective income tax rate for continuing operations	32.5	34.0	35.3	34.0	34.0	(150)		(150)
Employees (in thousands), period end(14)	44.6	44.9	45.4	43.5	43.3	(1)%		3%
Credit Quality Metrics(7)
Allowance for loan and lease losses	$3,998	$4,098	$4,315	$4,333	$4,407	(2)		(9)
Allowance as a % of loans held for investment	2.01%	2.12%	2.19%	2.26%	2.30%	(11	)bps	(29	)bps
Allowance as a % of loans held for investment (excluding acquired loans)	2.30	2.45	2.54	2.66	2.74	(15)		(44)
Net charge-offs	$812	$931	$969	$917	$969	(13)%		(16)%
Net charge-off rate(15)	1.67%	1.92%	2.01%	1.92%	2.03%	(25	)bps	(36	)bps
Net charge-off rate (excluding acquired loans)(15)	1.93	2.24	2.37	2.29	2.46	(31)		(53)
30+ day performing delinquency rate	2.24	2.22	2.63	2.54	2.35	2		(11)
30+ day performing delinquency rate (excluding acquired loans)	2.58	2.59	3.08	3.01	2.83	(1)		(25)
30+ day delinquency rate	2.53	2.51	2.96	2.88	2.71	2		(18)
30+ day delinquency rate (excluding acquired loans)	2.91	2.93	3.46	3.41	3.26	(2)		(35)
Capital Ratios(16)
Common equity Tier 1 capital ratio	12.7%	13.0%	n/a	n/a	n/a	(30	)bps	n/a
Tier 1 common ratio	n/a	n/a	12.2%	12.7%	12.0%	n/a		n/a
Tier 1 risk-based capital ratio	13.3%	13.4%	12.6	13.1	12.4	(10	)bps	90	bps
Total risk-based capital ratio	15.4	15.4	14.7	15.2	14.6	—		80
Tier 1 leverage ratio	10.7	10.4	10.1	10.0	9.7	30		100
Tangible common equity (“TCE”) ratio(17)	9.5	9.6	8.9	9.1	8.6	(10)		90

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 3: Consolidated Statements of Income(1)

	Three Months Ended			Q2 2014 vs.		Six Months Ended		2014
	2014	2014	2013	2014	2013	2014	2013	vs.
(Dollars in millions, except per share data and as noted) (unaudited)	Q2	Q1	Q2	Q1	Q2	Q2	Q2	2013
Interest income:
Loans, including loans held for sale	$4,279	$4,307	$4,596	(1)%	(7)%	$8,586	$9,245	(7)%
Investment securities	409	416	391	(2)	5	825	765	8
Other	24	30	23	(20)	4	54	51	6

Total interest income	4,712	4,753	5,010	(1)	(6)	9,465	10,061	(6)

Interest expense:
Deposits	272	276	318	(1)	(14)	548	644	(15)
Securitized debt obligations	39	38	45	3	(13)	77	101	(24)
Senior and subordinated notes	78	77	82	1	(5)	155	164	(5)
Other borrowings	8	12	12	(33)	(33)	20	29	(31)

Total interest expense	397	403	457	(1)	(13)	800	938	(15)

Net interest income	4,315	4,350	4,553	(1)	(5)	8,665	9,123	(5)
Provision for credit losses	704	735	762	(4)	(8)	1,439	1,647	(13)

Net interest income after provision for credit losses	3,611	3,615	3,791	—	(5)	7,226	7,476	(3)

Non-interest income:(2)
Service charges and other customer-related fees	460	474	534	(3)	(14)	934	1,084	(14)
Interchange fees, net	535	440	486	22	10	975	931	5
Net other-than-temporary impairment recognized in earnings	(1)	(5)	(4)	(80)	(75)	(6)	(29)	(79)
Other	159	111	69	43	130	270	80	238

Total non-interest income	1,153	1,020	1,085	13	6	2,173	2,066	5

Non-interest expense:
Salaries and associate benefits	1,125	1,161	1,118	(3)	1	2,286	2,213	3
Occupancy and equipment	447	405	371	10	20	852	728	17
Marketing	335	325	330	3	2	660	647	2
Professional services	296	287	340	3	(13)	583	662	(12)
Communications and data processing	203	196	236	4	(14)	399	452	(12)
Amortization of intangibles	136	143	167	(5)	(19)	279	344	(19)
Other	437	415	456	5	(4)	852	963	(12)

Total non-interest expense	2,979	2,932	3,018	2	(1)	5,911	6,009	(2)

Income from continuing operations before income taxes	1,785	1,703	1,858	5	(4)	3,488	3,533	(1)
Income tax provision	581	579	631	—	(8)	1,160	1,172	(1)

Income from continuing operations, net of tax	1,204	1,124	1,227	7	(2)	2,328	2,361	(1)
Income (loss) from discontinued operations, net of tax(2)	(10)	30	(119)	**	(92)	20	(197)	**

Net income	1,194	1,154	1,108	3	8	2,348	2,164	9
Dividends and undistributed earnings allocated to participating securities(5)	(4)	(5)	(4)	(20)	—	(9)	(9)	—
Preferred stock dividends(5)	(13)	(13)	(13)	—	—	(26)	(26)	—

Net income available to common stockholders	$1,177	$1,136	$1,091	4	8	$2,313	$2,129	9

Basic earnings per common share:(5)
Net income from continuing operations	$2.09	$1.94	$2.08	8	—	$4.03	$4.00	1
Income (loss) from discontinued operations	(0.02)	0.05	(0.20)	**	(90)	0.03	(0.34)	**

Net income per basic common share	$2.07	$1.99	$1.88	4	10	$4.06	$3.66	11

Diluted earnings per common share:(5)
Net income from continuing operations	$2.06	$1.91	$2.05	8	—	$3.97	$3.96	—
Income (loss) from discontinued operations	(0.02)	0.05	(0.20)	**	(90)	0.03	(0.34)	**

Net income per diluted common share	$2.04	$1.96	$1.85	4	10	$4.00	$3.62	10

Weighted average common shares outstanding (in millions):
Basic common shares	567.5	571.0	581.5	(1)	(2)	569.2	581.0	(2)
Diluted common shares	577.6	580.3	588.8	—	(2)	578.9	587.9	(2)
Dividends paid per common share	$0.30	$0.30	$0.30	—	—	$0.60	$0.35	71

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 4: Consolidated Balance Sheets(1)

				June 30, 2014 vs.
(Dollars in millions) (unaudited)	June 30, 2014	December 31, 2013	June 30, 2013	December 31, 2013	June 30, 2013
Assets:
Cash and cash equivalents:
Cash and due from banks	$3,598	$2,821	$2,176	28%	65%
Interest-bearing deposits with banks	2,954	3,131	2,279	(6)	30
Federal funds sold and securities purchased under agreements to resell	180	339	198	(47)	(9)

Total cash and cash equivalents	6,732	6,291	4,653	7	45
Restricted cash for securitization investors	361	874	377	(59)	(4)
Securities available for sale, at fair value	41,113	41,800	62,602	(2)	(34)
Securities held to maturity, at carrying value	20,688	19,132	—	8	**
Loans held for investment:
Unsecuritized loans held for investment	161,224	157,651	151,231	2	7
Restricted loans for securitization investors	37,304	39,548	40,281	(6)	(7)

Total loans held for investment	198,528	197,199	191,512	1	4
Allowance for loan and lease losses	(3,998)	(4,315)	(4,407)	(7)	(9)

Net loans held for investment	194,530	192,884	187,105	1	4
Loans held for sale, at lower of cost or fair value	709	218	6,248	225	(89)
Premises and equipment, net	3,764	3,839	3,766	(2)	—
Interest receivable	1,473	1,418	1,454	4	1
Goodwill	13,977	13,978	13,900	—	1
Other assets	14,970	16,499	16,419	(9)	(9)

Total assets	$298,317	$296,933	$296,524	—	1

Liabilities:
Interest payable	$309	$307	$324	1	(5)
Customer deposits:
Non-interest bearing deposits	24,920	22,643	22,097	10	13
Interest-bearing deposits	180,970	181,880	187,768	(1)	(4)

Total customer deposits	205,890	204,523	209,865	1	(2)
Securitized debt obligations	10,010	10,289	10,831	(3)	(8)
Other debt:
Federal funds purchased and securities loaned or sold under agreements to repurchase	2,030	915	1,766	122	15
Senior and subordinated notes	16,628	13,134	12,406	27	34
Other borrowings	10,446	16,316	11,228	(36)	(7)

Total other debt	29,104	30,365	25,400	(4)	15
Other liabilities	9,189	9,817	9,157	(6)	—

Total liabilities	254,502	255,301	255,577	—	—

Stockholders’ equity:
Preferred stock	0	0	0	—	—
Common stock	6	6	6	—	—
Additional paid-in capital, net	27,210	26,526	26,339	3	3
Retained earnings	22,270	20,292	18,710	10	19
Accumulated other comprehensive income (“AOCI”)	(371)	(872)	(792)	(57)	(53)
Treasury stock, at cost	(5,300)	(4,320)	(3,316)	23	60

Total stockholders’ equity	43,815	41,632	40,947	5	7

Total liabilities and stockholders’ equity	$298,317	$296,933	$296,524	—	1

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 5: Notes to Financial & Selected Metrics and Consolidated Financial Statements (Tables 1 — 4)

**	Not meaningful.

(1)	Certain prior period amounts have been recast to conform to the current period presentation.

(2)

We recorded the following related to the mortgage representation and warranty reserve: a benefit of $18 million in Q2 2014 (which includes a provision of $11 million before taxes in discontinued operations and a benefit of $29 million before taxes in continuing operations), a benefit of $33 million in Q1 2014 (which includes a benefit of $47 million before taxes in discontinued operations and a provision of $14 million before taxes in continuing operations), a provision of $33 million in Q4 2013, a benefit of $4 million in Q3 2013, and a provision of $183 million in Q2 2013. Historically, the majority of the provision for representation and warranty losses is generally included net of tax in discontinued operations, with the remaining amount included pre-tax in non-interest income. The mortgage representation and warranty reserve was $1.0 billion as of June 30 2014, and $1.2 billion as of both December 31, 2013 and June 30, 2013.

(3)

Total net revenue was reduced by $153 million in Q2 2014, $163 million in Q1 2014, $185 million in Q4 2013, $154 million in Q3 2013 and $192 million in Q2 2013 for the estimated uncollectible amount of billed finance charges and fees.

(4)	Acquisition-related costs include transaction costs, legal and other professional or consulting fees, restructuring costs, and integration expense.

(5)

Dividends and undistributed earnings allocated to participating securities, earnings per share, and preferred stock dividends are computed independently for each period. Accordingly, the sum of each quarter may not agree to the year-to-date total.

(6)

Tangible book value per common share is a non-GAAP measure calculated based on tangible common equity divided by common shares outstanding. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(7)

Loans held for investment includes acquired loans accounted for based on cash flows expected to be collected. We use the term “acquired loans” to refer to a limited portion of the credit card loans acquired in the 2012 U.S. card acquisition and the substantial majority of loans acquired in the ING Direct and Chevy Chase Bank acquisitions, which were recorded at fair value at acquisition and subsequently accounted for based on estimated cash flows expected to be collected over the life of the loans (under the accounting standard formerly known as “SOP 03-3”). The table below presents amounts related to acquired loans accounted for under SOP 03-3:

	2014	2014	2013	2013	2013
(Dollars in millions) (unaudited)	Q2	Q1	Q4	Q3	Q2
Acquired loans accounted for under SOP 03-3:
Period-end unpaid principal balance	$27,117	$28,549	$29,761	$31,377	$33,620
Period-end loans held for investment	26,019	27,390	28,550	30,080	32,275
Average loans held for investment	26,491	27,760	29,055	30,713	33,144

(8)	Calculated based on annualized total net revenue for the period divided by average interest-earning assets for the period.

(9)	Calculated based on annualized net interest income for the period divided by average interest-earning assets for the period.

(10)

Calculated based on annualized income from continuing operations, net of tax, for the period divided by average tangible assets for the period. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(11)

Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average common equity for the period. Our calculation of return on average common equity may not be comparable to similarly titled measures reported by other companies.

(12)

Calculated based on the annualized sum of (i) income from continuing operations, net of tax; (ii) less dividends and undistributed earnings allocated to participating securities; (iii) less preferred stock dividends, for the period, divided by average tangible common equity for the period. Our calculation of return on average tangible common equity may not be comparable to similarly titled measures reported by other companies. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

(13)	Calculated based on non-interest expense for the period divided by total net revenue for the period.

(14)

Effective Q2 2014, we changed our presentation from total full-time equivalent employees to total employees. All prior periods have been recast to conform to the current presentation. During this change, we determined that we had previously understated the total number of full-time equivalent employees by approximately 7%.

(15)	Calculated based on annualized net charge-offs for the period divided by average loans held for investment for the period.

(16)

Beginning on January 1, 2014, we calculate our regulatory capital under Basel III Standardized Approach subject to transition provisions. We calculated regulatory capital measures for periods prior to the first quarter of 2014 under Basel I. Ratios as of the end of Q2 2014 are preliminary and therefore subject to change. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for information on the calculation of each of these ratios.

(17)

TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets. See “Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures” for additional information.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 6: Average Balances, Net Interest Income and Net Interest Margin

	2014 Q2			2014 Q1			2013 Q2
(Dollars in millions) (unaudited)	Average Balance	Interest Income/ Expense(1)	Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Yield/ Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$195,322	$4,279	8.76%	$194,020	$4,307	8.88%	$196,874	$4,596	9.34%
Investment securities	62,518	409	2.62	62,124	416	2.68	63,907	391	2.45
Cash equivalents and other	5,730	24	1.68	6,515	30	1.84	5,763	23	1.60

Total interest-earning assets	$263,570	$4,712	7.15	$262,659	$4,753	7.24	$266,544	$5,010	7.52

Interest-bearing liabilities:
Interest-bearing deposits	$182,053	$272	0.60	$184,183	$276	0.60	$189,311	$318	0.67
Securitized debt obligations	10,731	39	1.45	10,418	38	1.46	10,942	45	1.65
Senior and subordinated notes	16,004	78	1.95	14,162	77	2.17	12,692	82	2.58
Other borrowings	8,923	8	0.36	11,398	12	0.42	13,281	12	0.36

Total interest-bearing liabilities	$217,711	$397	0.73	$220,161	$403	0.73	$226,226	$457	0.81

Net interest income/spread		$4,315	6.42		$4,350	6.51		$4,553	6.71

Impact of non-interest bearing funding			0.13			0.11			0.12

Net interest margin			6.55%			6.62%			6.83%

	Six Months Ended June 30,
	2014			2013
(Dollars in millions) (unaudited)	Average Balance	Interest Income/ Expense(1)	Yield/ Rate(1)	Average Balance	Interest Income/ Expense(1)	Yield/ Rate(1)
Interest-earning assets:
Loans, including loans held for sale	$194,674	$8,586	8.82%	$198,648	$9,245	9.31%
Investment securities	62,322	825	2.65	63,930	765	2.39
Cash equivalents and other	6,123	54	1.76	6,430	51	1.59

Total interest-earning assets	$263,119	$9,465	7.19	$269,008	$10,061	7.48

Interest-bearing liabilities:
Interest-bearing deposits	$182,431	$548	0.60	$189,958	$644	0.68
Securitized debt obligations	10,576	77	1.46	11,348	101	1.78
Senior and subordinated notes	15,088	155	2.05	12,340	164	2.66
Other borrowings	10,153	20	0.39	15,544	29	0.37

Total interest-bearing liabilities	$218,248	$800	0.73	$229,190	$938	0.82

Net interest income/spread		$8,665	6.46		$9,123	6.66

Impact of non-interest bearing funding			0.13			0.12

Net interest margin			6.59%			6.78%

(1)	Interest income and interest expense and the calculation of average yields on interest-earning assets and average rates on interest-bearing liabilities include the impact of hedge accounting.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 7: Loan Information and Performance Statistics(1)

						2014 Q2 vs.
(Dollars in millions) (unaudited)	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2014 Q1		2013 Q2
Period-end Loans Held For Investment
Credit card:
Domestic credit card	$71,165	$68,275	$73,255	$69,936	$70,490	4%		1%
International credit card	7,853	7,575	8,050	8,031	7,820	4		—

Total credit card	79,018	75,850	81,305	77,967	78,310	4		1

Consumer banking:
Auto	34,792	33,080	31,857	30,803	29,369	5		18
Home loan	32,644	34,035	35,282	36,817	39,163	(4)		(17)
Retail banking	3,626	3,612	3,623	3,665	3,686	—		(2)

Total consumer banking	71,062	70,727	70,762	71,285	72,218	—		(2)

Commercial banking:
Commercial and multifamily real estate	22,040	21,256	20,750	19,523	18,570	4		19
Commercial and industrial	25,402	24,064	23,309	21,848	21,170	6		20

Total commercial lending	47,442	45,320	44,059	41,371	39,740	5		19
Small-ticket commercial real estate	879	910	952	1,028	1,065	(3)		(17)

Total commercial banking	48,321	46,230	45,011	42,399	40,805	5		18

Other loans	127	134	121	163	179	(5)		(29)

Total loans held for investment	$198,528	$192,941	$197,199	$191,814	$191,512	3		4

Average Loans Held For Investment
Credit card:
Domestic credit card	$69,376	$69,810	$70,368	$69,947	$69,966	(1)		(1)
International credit card	7,621	7,692	7,899	7,782	7,980	(1)		(4)

Total credit card	76,997	77,502	78,267	77,729	77,946	(1)		(1)

Consumer banking:
Auto	33,972	32,387	31,424	30,157	28,677	5		18
Home loan	33,299	34,646	35,974	37,852	40,532	(4)		(18)
Retail banking	3,613	3,630	3,635	3,655	3,721	—		(3)

Total consumer banking	70,884	70,663	71,033	71,664	72,930	—		(3)

Commercial banking:
Commercial and multifamily real estate	21,484	20,962	19,928	19,047	18,084	2		19
Commercial and industrial	24,611	23,541	22,445	21,491	20,332	5		21

Total commercial lending	46,095	44,503	42,373	40,538	38,416	4		20
Small-ticket commercial real estate	896	932	986	1,038	1,096	(4)		(18)

Total commercial banking	46,991	45,435	43,359	41,576	39,512	3		19

Other loans	124	122	154	166	174	2		(29)

Total average loans held for investment	$194,996	$193,722	$192,813	$191,135	$190,562	1		2

Net Charge-off Rates
Credit card:
Domestic credit card	3.52%	4.01%	3.89%	3.67%	4.28%	(49	)bps	(76	)bps
International credit card	3.93	4.17	4.74	4.71	5.08	(24)		(115)
Total credit card	3.56	4.02	3.98	3.78	4.36	(46)		(80)
Consumer banking:
Auto	1.31	1.66	2.30	2.01	1.28	(35)		3
Home loan	0.05	0.06	0.03	0.06	0.03	(1)		2
Retail banking	0.70	0.95	1.09	1.38	1.50	(25)		(80)
Total consumer banking	0.69	0.84	1.09	0.95	0.60	(15)		9
Commercial banking:
Commercial and multifamily real estate	0.00	0.01	(0.11)	(0.11)	0.04	(1)		(4)
Commercial and industrial	0.04	0.03	0.04	0.18	0.03	1		1
Total commercial lending	0.02	0.02	(0.03)	0.04	0.03	—		(1)
Small-ticket commercial real estate	0.61	0.67	(0.81)	1.26	0.45	(6)		16
Total commercial banking	0.03	0.04	(0.05)	0.07	0.04	(1)		(1)
Other loans	2.18	(0.68)	4.68	12.17	13.10	*	*	*	*
Total charge-off	1.67	1.92	2.01	1.92	2.03	(25)		(36)

						2014 Q2 vs.
(Dollars in millions) (unaudited)	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2014 Q1		2013 Q2
30+ Day Performing Delinquency Rates
Credit card:
Domestic credit card	2.83%	3.02%	3.43%	3.46%	3.05%	(19	)bps	(22	)bps
International credit card	3.40	3.59	3.71	3.86	3.84	(19)		(44)
Total credit card	2.89	3.08	3.46	3.51	3.13	(19)		(24)
Consumer banking:
Auto	5.77	5.29	6.85	6.29	6.03	48		(26)
Home loan	0.13	0.12	0.16	0.14	0.12	1		1
Retail banking	0.48	0.74	0.69	0.68	0.68	(26)		(20)
Total consumer banking	2.91	2.57	3.20	2.82	2.55	34		36
Nonperforming Assets Rates(2)
Credit card:
International credit card	1.03	1.07	1.10	1.16	1.20	(4)		(17)
Total credit card	0.10	0.11	0.11	0.12	0.12	(1)		(2)
Consumer banking:
Auto(3)	0.88	0.81	1.11	0.92	0.81	7		7
Home loan	1.16	1.17	1.14	1.08	1.08	(1)		8
Retail banking	0.79	1.15	1.13	1.10	1.11	(36)		(32)
Total consumer banking	1.01	1.00	1.12	1.01	0.97	1		4
Commercial banking:
Commercial and multifamily real estate	0.32	0.31	0.29	0.40	0.56	1		(24)
Commercial and industrial	0.45	0.40	0.44	0.65	0.65	5		(20)
Total commercial lending	0.39	0.35	0.37	0.53	0.61	4		(22)
Small-ticket commercial real estate	1.40	0.73	0.43	1.49	1.11	67		29
Total commercial banking	0.41	0.36	0.37	0.56	0.62	5		(21)
Total nonperforming assets	0.55	0.54	0.58	0.60	0.58	1		(3)

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 8: Financial Summary—Business Segments(1)

	Three Months Ended June 30, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income (expense)	$4,315	$2,461	$1,431	$436	$(13)
Non-interest income	1,153	839	170	109	35

Total net revenue(4)	5,468	3,300	1,601	545	22
Provision for credit losses	704	549	143	12	—
Non-interest expense	2,979	1,719	938	267	55

Income (loss) from continuing operations before taxes	1,785	1,032	520	266	(33)
Income tax provision (benefit)	581	364	186	95	(64)

Income from continuing operations, net of tax	$1,204	$668	$334	$171	$31

	Three Months Ended March 31, 2014
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income (expense)	$4,350	$2,525	$1,433	$421	$(29)
Non-interest income (expense)	1,020	785	150	87	(2)

Total net revenue (loss)(4)	5,370	3,310	1,583	508	(31)
Provision (benefit) for credit losses	735	558	140	40	(3)
Non-interest expense	2,932	1,726	930	255	21

Income (loss) from continuing operations before taxes	1,703	1,026	513	213	(49)
Income tax provision (benefit)	579	358	183	76	(38)

Income (loss) from continuing operations, net of tax	$1,124	$668	$330	$137	$(11)

	Three Months Ended June 30, 2013
(Dollars in millions) (unaudited)	Total	Credit Card	Consumer Banking	Commercial Banking	Other
Earnings:
Net interest income (expense)	$4,553	$2,804	$1,478	$402	$(131)
Non-interest income (expense)	1,085	832	189	93	(29)

Total net revenue (loss)(4)	5,638	3,636	1,667	495	(160)
Provision (benefit) for credit losses	762	713	67	(14)	(4)
Non-interest expense	3,018	1,819	910	228	61

Income (loss) from continuing operations before taxes	1,858	1,104	690	281	(217)
Income tax provision (benefit)	631	385	246	100	(100)

Income (loss) from continuing operations, net of tax	$1,227	$719	$444	$181	$(117)

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 9: Financial & Statistical Summary—Credit Card Business(1)

						2014 Q2 vs.
(Dollars in millions) (unaudited)	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2014 Q1		2013 Q2
Credit Card
Earnings:
Net interest income	$2,461	$2,525	$2,576	$2,757	$2,804	(3)%		(12)%
Non-interest income	839	785	833	834	832	7		1

Total net revenue	3,300	3,310	3,409	3,591	3,636	—		(9)
Provision for credit losses	549	558	751	617	713	(2)		(23)
Non-interest expense	1,719	1,726	1,868	1,904	1,819	—		(5)

Income from continuing operations before taxes	1,032	1,026	790	1,070	1,104	1		(7)
Income tax provision	364	358	274	376	385	2		(5)

Income from continuing operations, net of tax	$668	$668	$516	$694	$719	—		(7)

Selected performance metrics:
Period-end loans held for investment	$79,018	$75,850	$81,305	$77,967	$78,310	4		1
Average loans held for investment	76,997	77,502	78,267	77,729	77,946	(1)		(1)
Average yield on loans held for investment(5)	14.22%	14.43%	14.64%	15.72%	15.94%	(21	)bps	(172	)bps
Total net revenue margin(6)	17.14	17.08	17.43	18.48	18.66	6		(152)
Net charge-off rate	3.56	4.02	3.98	3.78	4.36	(46)		(80)
30+ day performing delinquency rate	2.89	3.08	3.46	3.51	3.13	(19)		(24)
30+ day delinquency rate	2.97	3.16	3.54	3.60	3.22	(19)		(25)
Nonperforming loan rate	0.10	0.11	0.11	0.12	0.12	(1)		(2)
Card loan premium amortization and other intangible accretion(7)	$31	$37	$39	$45	$57	(16)%		(46)%
PCCR intangible amortization	94	98	102	106	110	(4)		(15)
Purchase volume(8)	56,358	47,434	54,245	50,943	50,788	19		11
Domestic Card
Earnings:
Net interest income	$2,193	$2,255	$2,303	$2,492	$2,536	(3)		(14)
Non-interest income	768	702	747	749	737	9		4

Total net revenue	2,961	2,957	3,050	3,241	3,273	—		(10)
Provision for credit losses	504	486	679	529	647	4		(22)
Non-interest expense	1,513	1,545	1,664	1,713	1,635	(2)		(7)

Income from continuing operations before taxes	944	926	707	999	991	2		(5)
Income tax provision	337	331	252	355	353	2		(5)

Income from continuing operations, net of tax	$607	$595	$455	$644	$638	2		(5)

Selected performance metrics:
Period-end loans held for investment	$71,165	$68,275	$73,255	$69,936	$70,490	4		1
Average loans held for investment	69,376	69,810	70,368	69,947	69,966	(1)		(1)
Average yield on loans held for investment(5)	13.95%	14.19%	14.44%	15.65%	15.91%	(24	)bps	(196	)bps
Total net revenue margin(6)	17.07	16.94	17.34	18.53	18.71	13		(164)
Net charge-off rate	3.52	4.01	3.89	3.67	4.28	(49)		(76)
30+ day performing delinquency rate	2.83	3.02	3.43	3.46	3.05	(19)		(22)
30+ day delinquency rate	2.83	3.02	3.43	3.46	3.05	(19)		(22)
Purchase volume(8)	$52,653	$44,139	$50,377	$47,420	$47,273	19%		11%
International Card
Earnings:
Net interest income	$268	$270	$273	$265	$268	(1)		—
Non-interest income	71	83	86	85	95	(14)		(25)

Total net revenue	339	353	359	350	363	(4)		(7)
Provision for credit losses	45	72	72	88	66	(38)		(32)
Non-interest expense	206	181	204	191	184	14		12

Income from continuing operations before taxes	88	100	83	71	113	(12)		(22)
Income tax provision	27	27	22	21	32	—		(16)

Income from continuing operations, net of tax	$61	$73	$61	$50	$81	(16)		(25)

Selected performance metrics:
Period-end loans held for investment	$7,853	$7,575	$8,050	$8,031	$7,820	4%		—%
Average loans held for investment	7,621	7,692	7,899	7,782	7,980	(1)		(4)
Average yield on loans held for investment	16.74%	16.64%	16.48%	16.35%	16.19%	10	bps	55	bps
Total net revenue margin	17.76	18.38	18.20	17.99	18.20	(62)		(44)
Net charge-off rate	3.93	4.17	4.74	4.71	5.08	(24)		(115)
30+ day performing delinquency rate	3.40	3.59	3.71	3.86	3.84	(19)		(44)
30+ day delinquency rate	4.20	4.41	4.56	4.78	4.79	(21)		(59)
Nonperforming loan rate	1.03	1.07	1.10	1.16	1.20	(4)		(17)
Purchase volume(8)	$3,705	$3,295	$3,868	$3,523	$3,515	12%		5%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 10: Financial & Statistical Summary—Consumer Banking Business(1)

						2014 Q2 vs.
(Dollars in millions) (unaudited)	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2014 Q1		2013 Q2
Consumer Banking
Earnings:
Net interest income	$1,431	$1,433	$1,468	$1,481	$1,478	—%		(3)%
Non-interest income	170	150	195	184	189	13		(10)

Total net revenue	1,601	1,583	1,663	1,665	1,667	1		(4)
Provision for credit losses	143	140	212	202	67	2		113
Non-interest expense	938	930	1,018	927	910	1		3

Income from continuing operations before taxes	520	513	433	536	690	1		(25)
Income tax provision	186	183	154	191	246	2		(24)

Income from continuing operations, net of tax	$334	$330	$279	$345	$444	1		(25)

Selected performance metrics:
Period-end loans held for investment	$71,062	$70,727	$70,762	$71,285	$72,218	—		(2)
Average loans held for investment	70,884	70,663	71,033	71,664	72,930	—		(3)
Average yield on loans held for investment	6.22%	6.18%	6.30%	6.21%	5.99%	4	bps	23	bps
Auto loan originations	$5,376	$4,727	$4,322	$4,752	$4,525	14%		19%
Period-end deposits	169,153	171,529	167,652	168,437	169,789	(1)		—
Average deposits	169,694	168,676	167,870	169,082	170,733	1		(1)
Average deposit interest rate	0.57%	0.57%	0.60%	0.63%	0.64%	—	bps	(7	)bps
Core deposit intangible amortization	$28	$30	$32	$34	$35	(7)%		(20)%
Net charge-off rate	0.69%	0.84%	1.09%	0.95%	0.60%	(15	)bps	9	bps
30+ day performing delinquency rate	2.91	2.57	3.20	2.82	2.55	34		36
30+ day delinquency rate	3.49	3.14	3.89	3.46	3.15	35		34
Nonperforming loan rate	0.75	0.74	0.86	0.79	0.78	1		(3)
Nonperforming asset rate(2)	1.01	1.00	1.12	1.01	0.97	1		4
Period-end loans serviced for others	$6,944	$6,868	$7,665	$14,043	$14,313	1%		(51)%

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 11: Financial & Statistical Summary—Commercial Banking Business(1)

						2014 Q2 vs.
(Dollars in millions) (unaudited)	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2014 Q1		2013 Q2
Commercial Banking
Earnings:
Net interest income	$436	$421	$447	$424	$402	4%		8%
Non-interest income	109	87	131	87	93	25		17

Total net revenue(4)(9)	545	508	578	511	495	7		10
Provision (benefit) for credit losses	12	40	(6)	31	(14)	(70)			**
Non-interest expense	267	255	281	228	228	5		17

Income from continuing operations before taxes	266	213	303	252	281	25		(5)
Income tax provision	95	76	108	90	100	25		(5)

Income from continuing operations, net of tax	$171	$137	$195	$162	$181	25		(6)

Selected performance metrics:
Period-end loans held for investment	$48,321	$46,230	$45,011	$42,399	$40,805	5		18
Average loans held for investment	46,991	45,435	43,359	41,576	39,512	3		19
Average yield on loans held for investment(9)	3.50%	3.47%	3.92%	3.87%	3.84%	3	bps	(34	)bps
Period-end deposits	$31,440	$31,485	$30,567	$30,592	$30,869	—%		2%
Average deposits	31,238	31,627	31,033	30,685	30,746	(1)		2
Average deposit interest rate	0.24%	0.25%	0.25%	0.27%	0.26%	(1	)bps	(2	)bps
Core deposit intangible amortization	$5	$6	$6	$6	$8	(17)%		(38)%
Net charge-off rate	0.03%	0.04%	(0.05)%	0.07%	0.04%	(1	)bps	(1	)bps
Nonperforming loan rate	0.38	0.33	0.33	0.47	0.60	5		(22)
Nonperforming asset rate(2)	0.41	0.36	0.37	0.56	0.62	5		(21)
Risk category:(10)
Noncriticized	$46,689	$44,904	$43,593	$40,940	$39,168	4%		19%
Criticized performing	1,234	952	1,007	968	1,087	30		14
Criticized nonperforming	181	150	149	201	244	21		(26)

Total risk-rated loans	48,104	46,006	44,749	42,109	40,499	5		19
Acquired commercial loans	217	224	262	290	306	(3)		(29)

Total commercial loans	$48,321	$46,230	$45,011	$42,399	$40,805	5		18

% of period-end commercial loans held for investment:
Noncriticized	96.6%	97.1%	96.9%	96.5%	96.0%	(50	)bps	60	bps
Criticized performing	2.6	2.1	2.2	2.3	2.7	50		(10)
Criticized nonperforming	0.4	0.3	0.3	0.5	0.6	10		(20)

Total risk-rated loans	99.6	99.5	99.4	99.3	99.3	10		30
Acquired commercial loans	0.4	0.5	0.6	0.7	0.7	(10)		(30)

Total commercial loans	100.0%	100.0%	100.0%	100.0%	100.0%	—		—

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 12: Financial & Statistical Summary—Other and Total(1)

						2014 Q2 vs.
(Dollars in millions) (unaudited)	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2	2014 Q1	2013 Q2
Other
Earnings:
Net interest expense	$(13)	$(29)	$(68)	$(102)	$(131)	(55)%	(90)%
Non-interest income	35	(2)	(38)	(14)	(29)	**	**

Total net revenue (loss)(4)	22	(31)	(106)	(116)	(160)	**	**
Provision (benefit) for credit losses	—	(3)	—	(1)	(4)	**	**
Non-interest expense	55	21	68	50	61	162	(10)

Loss from continuing operations before taxes	(33)	(49)	(174)	(165)	(217)	(33)	(85)
Income tax benefit	(64)	(38)	(59)	(82)	(100)	68	(36)

Income (loss) from continuing operations, net of tax	$31	$(11)	$(115)	$(83)	$(117)	**	**

Selected performance metrics:
Period-end loans held for investment	$127	$134	$121	$163	$179	(5)	(29)
Average loans held for investment	124	122	154	166	174	2	(29)
Period-end deposits	5,297	5,310	6,304	7,805	9,207	—	(42)
Average deposits	5,383	5,539	6,803	8,573	9,171	(3)	(41)
Total
Earnings:
Net interest income	$4,315	$4,350	$4,423	$4,560	$4,553	(1)	(5)
Non-interest income	1,153	1,020	1,121	1,091	1,085	13	6

Total net revenue	5,468	5,370	5,544	5,651	5,638	2	(3)
Provision for credit losses	704	735	957	849	762	(4)	(8)
Non-interest expense	2,979	2,932	3,235	3,109	3,018	2	(1)

Income from continuing operations before taxes	1,785	1,703	1,352	1,693	1,858	5	(4)
Income tax provision	581	579	477	575	631	—	(8)

Income from continuing operations, net of tax	$1,204	$1,124	$875	$1,118	$1,227	7	(2)

Selected performance metrics:
Period-end loans held for investment	$198,528	$192,941	$197,199	$191,814	$191,512	3	4
Average loans held for investment	194,996	193,722	192,813	191,135	190,562	1	2
Period-end deposits	205,890	208,324	204,523	206,834	209,865	(1)	(2)
Average deposits	206,315	205,842	205,706	208,340	210,650	—	(2)

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 13: Notes to Loan and Business Segments Disclosures (Tables 7—12)

**	Not meaningful.

(1)	Certain prior period amounts have been recast to conform to the current period presentation.

(2)

Nonperforming assets consist of nonperforming loans, real estate owned (“REO”) and other foreclosed assets. The nonperforming asset ratios are calculated based on nonperforming assets for each category divided by the combined period-end total of loans held for investment, REO and other foreclosed assets for each respective category. Nonperforming assets related to acquired loans are excluded from the calculation for our home loans and auto businesses.

(3)	Includes the net realizable value of auto loans that have been charged down as a result of a bankruptcy filing and repossessed assets obtained in satisfaction of auto loans.

(4)

Commercial Banking revenue related to qualified housing credits is presented on a taxable-equivalent basis. As a result of the adoption of ASU 2014-01 “Accounting for Investments in Qualified Affordable Housing Projects” as of January 1, 2014, losses related to these investments are now recognized, along with the associated tax benefits, as a component of income taxes attributable to continuing operations instead of non-interest expense. As such, losses related to these investments decrease the overall tax benefits recognized as a component of income taxes attributable to continuing operations and taxable-equivalent revenue in the Commercial Banking segment. This decrease in revenue is offset by an increase in revenue in the Other segment. Prior period amounts have been recast to conform to this presentation.

(5)

The transfer of the Best Buy Stores, L.P. (“Best Buy”) portfolio to held for sale resulted in an increase in the average yield for Domestic Card and Total Credit Card of 121 basis points and 110 basis points, respectively, in Q3 2013, 168 basis points and 152 basis points, respectively, in Q2 2013 and 107 basis points and 97 basis points, respectively, in Q1 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.

(6)

The transfer of the Best Buy portfolio to held for sale resulted in an increase in the net revenue margin for Domestic Card and Total Credit Card of 136 basis points and 123 basis points, respectively, in Q3 2013, 188 basis points and 169 basis points, respectively, in Q2 2013 and 123 basis points and 112 basis points, respectively, in Q1 2013. The sale of the Best Buy portfolio was completed on September 6, 2013.

(7)	Represents the net reduction in interest income attributable to non-SOP 03-3 card loan premium amortization and other intangible accretion associated with the 2012 U.S. card acquisition.

(8)	Includes credit card purchase transactions, net of returns for both loans classified as held for investment and held for sale. Excludes cash advance and balance transfer transactions.

(9)

Some of our tax-related commercial investments generate tax-exempt income or tax credits. Accordingly, we make certain reclassifications within our Commercial Banking business results to present revenues and yields on a taxable-equivalent basis, calculated assuming an effective tax rate approximately equal to our federal statutory tax rate of 35%.

(10)	Criticized exposures correspond to the “Special Mention,” “Substandard” and “Doubtful” asset categories defined by bank regulatory authorities.

CAPITAL ONE FINANCIAL CORPORATION (COF)

Table 14: Reconciliation of Non-GAAP Measures and Calculation of Regulatory Capital Measures

Beginning on January 1, 2014, we calculate our regulatory capital under Basel III Standardized Approach subject to transition provisions. Prior to January 1, 2014, we calculated regulatory capital under Basel I as shown below:

	Basel III Standardized		Basel I
(Dollars in millions) (unaudited)	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2
Regulatory Capital Metrics(3)
Common equity Tier 1 capital	$28,774	$28,434	n/a	n/a	n/a
Tier 1 common capital	n/a	n/a	$27,375	$27,383	$26,458
Tier 1 capital	$30,111	$29,257	28,230	28,238	27,313
Total risk-based capital(1)	34,737	33,784	32,987	32,881	32,210
Risk-weighted assets(2)	226,221	219,047	224,556	215,809	220,150
Average assets for the leverage ratio	281,345	280,907	280,574	281,978	282,962
Capital Ratios(3)
Common equity Tier 1 capital ratio(4)	12.7%	13.0%	n/a	n/a	n/a
Tier 1 common ratio	n/a	n/a	12.2%	12.7%	12.0%
Tier 1 risk-based capital ratio(5)	13.3%	13.4%	12.6	13.1	12.4
Total risk-based capital ratio(6)	15.4	15.4	14.7	15.2	14.6
Tier 1 leverage ratio(7)	10.7	10.4	10.1	10.0	9.7
Tangible common equity (“TCE”) ratio(8)	9.5	9.6	8.9	9.1	8.6

Reconciliation of Non-GAAP Measures

We report certain non-GAAP capital measures that management uses in assessing its capital adequacy. These non-GAAP measures include tangible common equity (“TCE”) and tangible assets. The tables below provide the details of the calculation of our non-GAAP capital measures and regulatory capital. While our non-GAAP capital measures are widely used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies, they may not be comparable to similarly titled measures reported by other companies.

(Dollars in millions) (unaudited)	2014 Q2	2014 Q1	2013 Q4	2013 Q3	2013 Q2
Tangible Common Equity (Average)
Average stockholders’ equity	$43,767	$42,859	$42,355	$41,185	$41,490
Average goodwill and other intangible assets(9)	(15,615)	(15,727)	(15,847)	(15,829)	(15,974)
Noncumulative perpetual preferred stock(10)	(970)	(853)	(853)	(853)	(853)

Average tangible common equity	$27,182	$26,279	$25,655	$24,503	$24,663

Tangible Common Equity (Period End)
Stockholders’ equity	$43,815	$42,801	$41,632	$41,645	$40,947
Goodwill and other intangible assets(9)	(15,564)	(15,666)	(15,784)	(15,760)	(15,872)
Noncumulative perpetual preferred stock(10)	(1,338)	(853)	(853)	(853)	(853)

Tangible common equity	$26,913	$26,282	$24,995	$25,032	$24,222

Tangible Assets (Average)
Average total assets	$294,744	$294,275	$294,040	$294,919	$297,748
Average goodwill and other intangible assets(9)	(15,615)	(15,727)	(15,847)	(15,829)	(15,974)

Average tangible assets	$279,129	$278,548	$278,193	$279,090	$281,774

Tangible Assets (Period End)
Total assets	$298,317	$290,500	$296,933	$289,866	$296,524
Goodwill and other intangible assets(9)	(15,564)	(15,666)	(15,784)	(15,760)	(15,872)

Tangible assets	$282,753	$274,834	$281,149	$274,106	$280,652

Common Equity Tier 1 Capital Ratio Under Basel III Standardized Approach(3)

(Dollars in millions) (unaudited)	2014 Q2	2014 Q1
Common equity excluding AOCI	$42,848	$42,658
Adjustments:
AOCI(11)(12)	6	(182)
Goodwill(9)	(13,811)	(13,811)
Intangible assets(9)(12)	(289)	(314)
Other	20	83

Common equity Tier 1 capital	$28,774	$28,434

Risk-weighted assets	$226,221	$219,047
Common equity Tier 1 capital ratio(4)	12.7%	13.0%

(1)	Total risk-based capital equals the sum of Tier 1 capital and Tier 2 capital.

(2)	Risk-weighted assets continue to be calculated based on Basel I in 2014.

(3)	Regulatory capital metrics as of the end of Q2 2014 are preliminary and therefore subject to change.

(4)	Common equity Tier 1 capital ratio is a regulatory measure calculated based on Common equity Tier 1 capital divided by risk-weighted assets.

(5)	Tier 1 risk-based capital ratio is a regulatory capital measure calculated based on Tier 1 capital divided by risk-weighted assets.

(6)	Total risk-based capital ratio is a regulatory capital measure calculated based on Total risk-based capital divided by risk-weighted assets.

(7)	Tier 1 leverage ratio is a regulatory capital measure calculated based on Tier 1 capital divided by average assets, after certain adjustments.

(8)	TCE ratio is a non-GAAP measure calculated based on TCE divided by tangible assets.

(9)	Includes impact of related deferred taxes.

(10)	Includes related surplus.

(11)	Amounts presented are net of tax.

(12)	Amounts based on transition provisions for regulatory capital deductions and adjustments of 20% for 2014.